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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         March 17, 2000
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                                LOEWS CORPORATION
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          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
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(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation or organization)   file number)            identification no.)


   667 Madison Avenue, New York, N.Y.                         10021-8087
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 (Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code        (212) 521-2000
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                                NOT APPLICABLE
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     (Former name or former address, if changed since last report)




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Item 5. Other Events.
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  Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Loews Corporation and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999 (the "Financial Statements") and the independent auditors' report thereon. The Financial Statements and independent auditors' report will be incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

Item 7. Financial Statements and Exhibits.
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  The Financial Statements, together with the independent auditors' report thereon, are included herein.

        (c) Exhibits

            27.  Financial Data Schedule.

            99.  Financial Statements.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: March 17, 2000                   By: /s/ Peter W. Keegan
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                                            Peter W. Keegan
                                            Senior Vice President


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